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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                  FOR TENDER OF
                           9.5% SENIOR NOTES DUE 2010
                                       OF
                           GENERAL CABLE CORPORATION
                  PURSUANT TO THE PROSPECTUS DATED     , 2004

   THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     ,
                 2004, UNLESS EXTENDED (THE "EXPIRATION DATE").

                  The Exchange Agent for the Exchange Offer is:

                         U. S. BANK NATIONAL ASSOCIATION

By Regular, Registered or Certified Mail,                  By Facsimile
  Overnight Courier or Hand Delivery:             (Eligible Institutions Only):

   U.S. Bank National Association                        (651) 495-8158
           60 Livingston Ave.                          Confirm by Telephone:
       Attn: Specialized Finance                         (800) 934-6802
          St. Paul, MN 55107

     This notice of guaranteed delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (1) certificates for General Cable Corporation's outstanding 9.5% Senior Notes Due 2010 (the "Outstanding Notes") are not immediately available, (2) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to the Exchange Agent prior to the Expiration Date (as defined above) or (3) the procedures for delivery by book-entry transfer cannot be completed prior to the Expiration Date. This notice of guaranteed delivery may be transmitted by facsimile or delivered by mail, hand or overnight courier to the Exchange Agent, as set forth above, prior to the Expiration Date. See "Exchange Offer -- Procedures for Tendering" in the Prospectus (as defined below).

     Transmission of this Notice of Guaranteed Delivery via facsimile to a number other than as set forth above or delivery of this Notice of Guaranteed Delivery to an address other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If an "eligible institution" is required to guarantee a signature on a Letter of Transmittal pursuant to the instructions therein, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

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Ladies and Gentlemen:

     The undersigned hereby tenders to General Cable Corporation, a Delaware corporation, upon the terms and subject to the conditions set forth in the
prospectus dated     , 2004 (as it may be amended or supplemented from time to
time, the "Prospectus") and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below, pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

Principal Amount of Outstanding Notes Tendered:*

$
_____________________________________________________

Certificate Nos. (if available):

_____________________________________________________

Total Principal Amount Represented by Certificate(s):

$
_____________________________________________________

* Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                        2

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                                PLEASE SIGN HERE

X_____________________________________________      ____________________________

X_____________________________________________      ____________________________
(SIGNATURE(S) OF OWNER OR AUTHORIZED SIGNATORY)                (DATE)

Area Code and Telephone Number:
_____________________________________________________________

Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his, her or its full title below. If Outstanding Notes will be delivered by book-entry transfer to The Depository Trust Company ("DTC"), provide account number.

                  Please type or print name(s) and address(es)

Name(s):
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Capacity:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Address(es):
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

DTC Account Number:
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                        3

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                              GUARANTEE OF DELIVERY
    (THIS SECTION MUST BE COMPLETED; NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm or other entity identified in Rule I7Ad-15 under the Securities Exchange Act of 1934, as amended, as an "eligible guarantor institution", hereby guarantees to deliver to the Exchange Agent, at its number or address set forth above, either the Outstanding Notes tendered hereby in proper form for transferor confirmation of the book-entry transfer of such Outstanding Notes to the Exchange Agent's account at DTC, pursuant to the procedures for book-entry transfer set forth in the Prospectus, together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof), or an agent's message (as defined in the Prospectus), and any other documents required by the Letter of Transmittal prior to 5:00 P.M., New York City time, on the third New York Stock Exchange trading date after the Expiration Date.

Name of Firm:
________________________________________________________________________________

________________________________________________________________________________

Address:
________________________________________________________________________________

Telephone No:
________________________________________________________________________________
                              (INCLUDING AREA CODE)

Authorized Signature:
________________________________________________________________________________

Name:
________________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

Title:
________________________________________________________________________________

Date:
________________________________________________________________________________

NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS NOTICE OF GARANTEED DELIVERY. ACTUAL SURRENDER OF OUTSTANDING NTOES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLYCOMPLETED AND DULY EXECUTEDE LETTER OF TRANSMITTAL, OR AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS.